June 30, 2022

BNY MELLON INVESTMENT FUNDS III

– BNY Mellon Global Equity Income Fund

Supplement to Current Summary Prospectus and Prospectus

Effective August 1, 2022, the following information will supersede and replace the information in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited (NIM), to serve as the fund's sub-investment adviser.

The fund is managed by a team of portfolio managers employed by NIM. The team consists of Jon Bell, Ilga Haubelt and Robert Hay. Ms. Haubelt and Messrs. Bell and Hay have each been a primary portfolio manager of the fund since March 2020. Mr. Bell is an investment manager for NIM's Global Equity Income strategy. Ms. Haubelt is Head of the Equity Income Team at NIM, an investment manager for NIM's Global Equity Income strategy and portfolio manager on the Asian and Emerging Income strategies. Mr. Hay is an investment manager for NIM's Global Equity Income strategy.

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Effective August 1, 2022, the following information will supersede and replace the fourth paragraph in the section "Fund Details – Management" in the prospectus:

The fund is managed by a team of portfolio managers employed by NIM. The team consists of Jon Bell, Ilga Haubelt and Robert Hay, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio. Ms. Haubelt and Messrs. Bell and Hay have each been a primary portfolio manager of the fund since March 2020. Mr. Bell is an investment manager for the Global Equity Income strategy at NIM, which he joined in 1995. Ms. Haubelt is Head of the Equity Income Team at NIM and an investment manager for the Global Equity Income strategy and portfolio manager of the Asian and Emerging Income strategies at NIM, which she joined in November 2019. Prior to joining NIM, Ms. Haubelt was employed at Deka Investments from 2014 to October 2019, where she was head of global equities and a lead portfolio manager of a global equity income strategy. Mr. Hay is an investment manager for the Global Equity Income strategy at NIM, which he joined in 2000.

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